UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act OF 1934

Date of Report (Date of Earliest Event Reported): April 13, 2004

COLE NATIONAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	33-66342	34-1744334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1925 ENTERPRISE PARKWAY TWINSBURG, OHIO	44087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(330) 486-3100

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is furnished with this Form 8-K:

     99.1 Press release of Cole National Corporation, dated April 13, 2004.

Item 12. Results of Operations and Financial Condition

     On April 13, 2004, Cole National Corporation (the “Parent Company”) issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE NATIONAL GROUP, INC.

	By:	/s/ Ann M. Holt

Name: Ann M. Holt Title: Sr. Vice President and Corporate Controller

Date: April 13, 2004

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release of Cole National Corporation, dated April 13, 2004.

3